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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549


                           FORM 8-K


                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              APRIL 26, 1994



                  PROTECTIVE LIFE CORPORATION
     (Exact name of registrant as specified in its charter)


            DELAWARE                  0-9924            95-2492236
     (State or other jurisdiction  (Commission        (IRS Employer
          of incorporation)        File Number)     Identification No.)


       2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA            35223
               (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code    (205) 879-9230


                                         N/A
       (Former name or former address, if changed since last report.)



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Item 5.   OTHER EVENTS.



  On April 26, 1994, Registrant issued a press release with respect to its earnings which is attached hereto as Exhibit A.













                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PROTECTIVE LIFE CORPORATION


                           BY/s/JERRY W. DEFOOR
                             --------------------------------
                                Jerry W. DeFoor
                                Vice President and Controller

Dated: April 28, 1994


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